SAVINGS PLANS	12 Months Ended
Jun. 28, 2017
Compensation and Retirement Disclosure [Abstract]
SAVINGS PLANS
SAVINGS PLAN
We sponsor a qualified defined contribution retirement plan covering all employees who have attained the age of twenty-one and have completed one year and 1,000 hours of service. Eligible employees are allowed to contribute, subject to IRS limitations on total annual contributions, up to 50% of their base compensation and 100% of their eligible bonuses, as defined in the plan, to various investment funds. We match in cash at a rate of 100% of the first 3% an employee contributes and 50% of the next 2% the employee contributes with immediate vesting. In fiscal 2017, 2016 and 2015, we contributed approximately $8.9 million, $8.9 million and $8.0 million, respectively.